EXTENSION AGREEMENT

BETWEEN:

SINOBIOPHARMA, INC.

and

DONGYING PHARMACEUTICAL CO, LIMITED

and

MORE BIG GROUP LIMITED
EAST TOP HOLDINGS LIMITED
GLOBAL ADVOCATE HOLDINGS LIMITED
SINO RUN INTERNATIONAL LIMITED
CHINA SHARP HOLDINGS LIMITED

WHEREAS the parties are party to a Share Exchange Agreement dated August 19, 2008;

AND WHEREAS Article 6.2 of the Share Exchange Agreement provides that the latest closing date of the transactions contemplated therein shall occur no later than August 31, 2008, subject to an extension as may be mutually agreed to by the parties for a maximum of 14 days per extension;

                         NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1. Since the closing of the Share Exchange Agreement will not occur by August 31, 2008, the closing date shall be extended so that the closing shall take place on or before September 22, 2008.

2. All other terms and conditions of the Share Exchange Agreement shall remain in full force and effect.

3. This Agreement may be executed in original or counterpart form, delivered by facsimile or otherwise, and when executed by the parties as aforesaid, shall be deemed to constitute one agreement and shall take effect as such.

DATED with effect this 29th day of August, 2008.

SINOBIOPHARMA, INC., the	)
Acquirer,	)
)
)
Per: /s/ Jianguo Wang	)
Authorized Signatory	)
)
Jianguo Wang, President	)
(print name and title)

DONGYING PHARMACEUTICAL CO,	)
LIMITED, the Company,	)
)
)
Per: /s/ Lequn Huang	)
Authorized Signatory	)
)
Lequn Huang, Director	)
(print name and title)

SIGNED and DELIVERED by	)
MORE BIG GROUP LIMITED,	)
a Vendor,	)
)
)
Per: /s/ Lequn Huang	)
Authorized Signatory	)
)
Lequn Huang, Director	)
(print name and title)

EAST TOP HOLDINGS LIMITED,	)
a Vendor,	)
)
)
Per: /s/ Zhu-Fang Yang	)
Authorized Signatory	)
)
Zhu-Fang Yang, Director	)
(print name and title)

GLOBAL ADVOCATE HOLDINGS	)
LIMITED, a Vendor,	)
)
)
Per: /s/ Chua Wei Kok	)
Authorized Signatory	)
)
Chua Wei Kok, Director	)
(print name and title)

SINO RUN INTERNATIONAL	)
LIMITED, a Vendor,	)
)
Per: /s/ Xue Jun Chen	)
Authorized Signatory	)
)
Xue Jun Chen, Director	)
(print name and title)

CHINA SHARP HOLDINGS LIMITED,	)
a Vendor,	)
)
)
Per: /s/ Weijia Li	)
Authorized Signatory	)
)
Weijia Li, Director	)
(print name and title)